                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                Perrigo Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 [PERRIGO LOGO]

                                PERRIGO COMPANY

                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010
                           TELEPHONE: (269) 673-8451

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                           TUESDAY, OCTOBER 29, 2002
                                 10:00 A.M. EST

                            PERRIGO CORPORATE OFFICE
                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010

     The purpose of our 2002 Annual Meeting is to elect two directors for a three-year term beginning at the Annual Meeting. The Board of Directors recommends that you vote FOR each of the director nominees.

     You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on September 3, 2002.

     It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To be certain that your shares are represented, we ask that you sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible or vote by telephone or Internet by following the instructions on the proxy card. Whatever method you choose, please vote as soon as possible. You may revoke your proxy at any time prior to the Annual Meeting.

     Our 2002 Annual Report to Shareholders is enclosed.

                                          Sincerely,

                                          John R. Nichols
                                          Secretary

September 27, 2002

                                PERRIGO COMPANY

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Questions and Answers.......................................      1
Election of Directors.......................................      3
Board of Directors and Its Committees.......................      6
Director Compensation.......................................      7
Ownership of Perrigo Common Stock...........................      8
Section 16(a) Beneficial Ownership Reporting Compliance.....     10
Executive Compensation......................................     11
Equity Compensation Plan Information........................     15
Report of the Compensation Committee on Executive
   Compensation.............................................     16
Company Performance.........................................     19
Report of the Audit Committee...............................     20
Independent Accountants.....................................     20
Annual Report on Form 10-K..................................     21
Audit Committee Charter.....................................    A-1

     The proxy statement and form of proxy are first being sent to shareholders on or about September 27, 2002.

                             QUESTIONS AND ANSWERS

     Following are questions often asked by shareholders of publicly held companies. We hope that the answers will assist you in casting your vote.

WHAT AM I VOTING ON?

     We are soliciting your vote on the election of two directors for a three-year term beginning at the Annual Meeting.

WHO MAY VOTE?

     Shareholders of record at the close of business on September 3, 2002, the record date, may vote. On that date, there were 70,032,767 shares of Perrigo common stock outstanding.

HOW MANY VOTES DO I HAVE?

     Each share of Perrigo common stock that you own entitles you to one vote.

HOW DO I VOTE?

     You may vote your shares in any of the following four ways:

       1. By mail:                     complete the proxy card or voting
                                       instruction form and sign, date and return
                                       it in the enclosed envelope.
       2. By telephone:                call the toll-free number on the proxy card,
                                       enter the control number on the proxy card
                                       and follow the recorded instructions.
       3. By Internet:                 go to the website listed on the proxy card,
                                       enter the control number on the proxy card
                                       and follow the instructions provided.
       4. In person:                   attend the Annual Meeting, where ballots
                                       will be provided.

     You may also vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. If you choose to vote in person at the Annual Meeting and your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on September 3, 2002, the record date for voting.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

     If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Douglas R. Schrank and John R. Nichols to vote for the election of directors and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee and FOR or AGAINST any other properly raised matters at the discretion of Messrs. Schrank and Nichols.

MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is exercised in one of four ways:

         1. Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy. The notice should be sent to our address on the cover of this proxy statement.

         2. Submit another proxy with a later date.

         3. Vote by telephone or Internet after you have given your proxy.

         4. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

     The presence, in person or by proxy, of the holders of a majority of Perrigo shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

     Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES?

     A plurality of the votes cast will elect directors. This means that the two nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that by following the instructions on the proxy card or by withholding authority as prompted during telephone or Internet voting or in person at the meeting. Abstentions and broker non-votes will have no effect on the election of the directors.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

     You must submit a proposal to be included in our proxy statement for the 2003 annual meeting of shareholders no later than May 29, 2003. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission. You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2003 annual meeting. If you want to do this, we must receive your written proposal on or after July 31, 2003, but on or before

August 20, 2003. If you submit your proposal after the deadline, then Securities and Exchange Commission rules permit the individuals named in the proxies solicited by Perrigo's Board of Directors for that meeting to exercise discretionary voting power as to that proposal but they are not required to do so.

     To be properly brought before an annual meeting, our by-laws require that your proposal include: (1) your name and address as they appear on our stock records; (2) a brief description of the business you want to bring before the meeting; (3) the reasons for conducting the business at the meeting; (4) any interest you have in the business you want to bring before the meeting; and (5) the number of shares of Perrigo common stock that you own beneficially and of record. You should send any proposal to our Secretary at our address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

     If you wish to nominate an individual for election as director at the 2003 annual meeting, we must receive your nomination on or after July 31, 2003, but on or before August 20, 2003. In addition, our by-laws require that for each person you propose to nominate you provide: (1) your name and address as they appear on our stock records; (2) the number of shares of Perrigo common stock that you own beneficially and of record; (3) the nominee's written statement that he or she is willing to be named in the proxy statement as a nominee and to serve as a director if elected; and (4) any other information regarding the nominee that would be required by the Securities and Exchange Commission to be included in a proxy statement had Perrigo's Board of Directors nominated that individual. You should send your proposed nomination to our Secretary at our address on the cover of this proxy statement.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

     Perrigo will pay all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to the beneficial owners of Perrigo common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                             ELECTION OF DIRECTORS

     Eight directors currently serve on our Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will be asked to elect two directors. Each director will serve for a term of three years, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board. The remaining six directors will continue to serve on the Board as described below. The nominees for this year, Peter R. Formanek and Herman Morris, Jr., are currently Perrigo directors.

     We will vote your shares as you specify on the enclosed proxy card or during telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING IN 2002
--------------------------------------------------------------------------------

     PETER R. FORMANEK, 59, has served as a director of Perrigo since November 1993. He is a private investor and was co-founder and President of AutoZone, Inc., a specialty retailer of automotive parts and accessories, from 1986 until his retirement in 1994. Mr. Formanek is a director of Borders Group, Inc., a retailer of books and music, and a director of Gart Sports Company, a sporting goods retailer.

     HERMAN MORRIS, JR., 51, has been a director of Perrigo since December 1999. He has served as President and Chief Executive Officer of Memphis Light, Gas and Water Division since August 1997 and was interim President and Chief Executive Officer from January 1997 until August 1997. Mr. Morris was General Counsel of Memphis Light, Gas and Water Division from February 1989 to January 1997.

DIRECTORS CONTINUING UNTIL 2003 ANNUAL MEETING
--------------------------------------------------------------------------------

     F. FOLSOM BELL, 60, was a director of Perrigo from January 1981 through February 1986 and was re-elected a director in June 1988. Mr. Bell became Perrigo's Executive Vice President, Business Development in September 2000. From January 2000 until that time, he acted as a consultant to Perrigo. He was Chairman, President and Chief Executive Officer of Thermo-Serv, Inc., a manufacturer and importer of beverageware and tableware, from July 1989 until September 1999.

     DAVID T. GIBBONS, 59, has been a director of Perrigo since June 2000. He has served as the President and Chief Executive Officer of Perrigo since May 2000. He served as President of Rubbermaid Europe from August 1997 to April 1999 and as President of Rubbermaid Home Products from December 1995 to August 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions during his 27-year career with 3M Company.

     RICHARD G. HANSEN, 57, has been a director of Perrigo since September 1995. He was President and Chief Operating Officer from October 1991 through August 1995 and from November 1998 until his retirement in November 1999. Mr. Hansen was Executive Vice President and Chief Operating Officer of Perrigo from August 1989 through October 1991 and, prior to that, served in various executive capacities with Perrigo since 1979.

DIRECTORS CONTINUING UNTIL 2004 ANNUAL MEETING
--------------------------------------------------------------------------------

     LARRY D. FREDRICKS, 65, has served as a director of Perrigo since October 1996. Mr. Fredricks is currently an independent financial consultant. Previously, Mr. Fredricks was Director - Financial Counseling Services with Deloitte & Touche LLP from November 1997 through May 2000. He was Executive Vice President and Chief Financial Officer of First Michigan Bank Corp., a multi-bank holding company, from January 1995 through October 1997 and Senior Vice President and Chief Financial Officer from May 1991 through January 1995.

     L. R. JALENAK, JR., 72, has been a director of Perrigo since June 1988. He was Chairman of the Board of Cleo Inc., a manufacturer of gift wrap, greeting cards and accessory items, from 1990 until his retirement in December 1993. From 1977 until 1990, he was President of Cleo Inc. Mr. Jalenak serves on the Board of Party City Corporation, a retailer of party goods. He is also a trustee of First Funds, a mutual fund company.

     MICHAEL J. JANDERNOA, 52, has been a director of Perrigo since January 1981. He served as Perrigo's Chief Executive Officer from February 1988 through April 2000 and has been Chairman of the Board since October 1991. Mr. Jandernoa also served as Perrigo's President from January 1983 to February 1986, from April 1988 to October 1991, from September 1995 to November 1998 and from November 1999 through April 2000. Prior to January 1983, Mr. Jandernoa served in various executive capacities with Perrigo since 1979. He is a director of Fifth Third Bank, a Michigan banking corporation, and Steelcase, Inc., a manufacturer of casegood products and furniture systems for the office furniture industry. Mr. Jandernoa also serves on the Board of Advisors of the National Association of Chain Drug Stores and on the Boards of the Michigan Life Science Corridor and the Michigan Economic Development Corporation.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

     Perrigo's Board of Directors met four times during fiscal year 2002. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing audit, compensation and nominating committees. Each director attended all of the meetings of the Board and of the committees on which he served, except that Richard G. Hansen missed one Nominating Committee Meeting.

AUDIT COMMITTEE

Meetings:          4

Members:           Larry D. Fredricks (Chairman)
                   Peter R. Formanek
                   L. R. Jalenak, Jr.
                   Herman Morris, Jr.

Function:          Recommends independent accountants, discusses scope and
                   results of audit with independent accountants, reviews operating results with management and independent accountants, considers adequacy of internal accounting controls and audit procedures, and reviews non-audit services of independent accountants. The Audit Committee has adopted a charter, which specifies the composition and responsibilities of the Committee. The charter is attached to this proxy statement as Appendix A. Additional information on the committee and its activities is set forth in the Audit
                   Committee Report.

COMPENSATION COMMITTEE

Meetings:          2

Members:           Peter R. Formanek (Chairman)
                   L. R. Jalenak, Jr.
                   Herman Morris, Jr.

Function:          Reviews and recommends compensation arrangements for top
management, including salaries, bonuses and option grants.

NOMINATING COMMITTEE

Meetings:          2

Members:           Michael J. Jandernoa (Chairman and member effective January
                   2002)
                   L. R. Jalenak, Jr. (Chairman and member through December
                   2001)
                   Larry D. Fredricks
                   Richard G. Hansen

Function:          Develops general criteria as to qualifications and selection of Board members. Receives suggestions, evaluates and recommends director candidates to the Board. Considers shareholder nominations for election to the Board submitted in accordance with the procedures discussed above under "How do I nominate a director?"

                             DIRECTOR COMPENSATION

ANNUAL RETAINER AND ATTENDANCE FEES

     Directors who are Perrigo employees receive no fees for their services as directors. Non-employee directors receive a $21,000 annual retainer fee covering all regular and special Board meetings and the Annual Shareholders' meeting, of which $11,000 is paid in cash. The balance of this fee is paid on the date of each annual meeting of directors in the form of a restricted stock grant to each of these directors having a value on that date of $10,000. The restricted stock grant is made pursuant to a restricted stock plan for directors and is intended to directly link an element of director compensation to shareholders' interests.

     Committee members also receive $1,000 for each in-person committee meeting attended and $500 for each telephonic committee meeting in which they participate. Committee chairmen receive $2,000 for each in-person committee meeting they attend and $1,000 for each telephonic committee meeting in which they participate. We also reimburse directors for expenses incurred in connection with attending Board and committee meetings.

OPTIONS TO PURCHASE PERRIGO COMMON STOCK

     Non-employee directors are eligible to participate in our Non-Qualified Stock Option Plan for Directors, which ties a further portion of director compensation to shareholder interests. The Board administers the Plan, which provides for the issuance of options covering up to 525,000 shares of Perrigo common stock at a purchase price per share at least equal to the fair market value of the stock on the grant date. Newly elected directors receive options under the Plan to purchase 5,000 Perrigo shares, and continuing directors annually receive options to purchase shares having a market value on the date of the grant of $25,000.

OTHER ARRANGEMENTS WITH DIRECTORS

     We entered into a two-year Consulting Agreement with Michael Jandernoa, the Chairman of the Board and the former President and Chief Executive Officer, effective May 1, 2000, under which Mr. Jandernoa provided consulting and advisory services as requested by the Chief Executive Officer for a monthly fee of $16,668. In addition, we provided Mr. Jandernoa with office space, secretarial and office services and reimbursement of expenses during the two-year term of the agreement. Under the terms of the agreement, Mr. Jandernoa's stock options vested in full as of May 1, 2000, and Mr. Jandernoa has until May 1, 2003 to exercise these options. This agreement terminated April 30, 2002 and has been replaced by a new Consulting Agreement that will run through June 2003. Under the new agreement, Mr. Jandernoa will be paid $5,000 per month for his continued consulting services. In addition, we will reimburse Mr. Jandernoa for his office space and secretarial service costs incurred during the term of the new agreement up to a maximum total reimbursement of $46,667. We will also reimburse Mr. Jandernoa for properly documented expenses incurred by him in connection with his consulting services.

                       OWNERSHIP OF PERRIGO COMMON STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table shows how much Perrigo common stock the directors, nominees, named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of August 31, 2002. The named executive officers are the individuals listed in the Summary Compensation Table.

     Beneficial ownership is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

-----------------------------------------------------------------------------------------------------------
                                             SHARES OF            OPTIONS
                                            COMMON STOCK        EXERCISABLE                      PERCENT
                                         BENEFICIALLY OWNED    WITHIN 60 DAYS      TOTAL         OF CLASS
-----------------------------------------------------------------------------------------------------------
  DIRECTORS AND NOMINEES
     F. Folsom Bell (1)                           3,015            62,000            65,015           *
     Peter R. Formanek (2)                      205,857            36,555           242,412           *
     Larry D. Fredricks (3)                      10,257            24,613            34,870           *
     David T. Gibbons (4)                       220,727           212,500           433,227           *
     Richard G. Hansen (5)                      867,695             6,000           873,695         1.3%
     L. R. Jalenak, Jr. (3)                      51,257            32,613            83,870           *
     Michael J. Jandernoa (6)                 6,675,996           205,613         6,881,609         9.8%
     Herman Morris, Jr. (7)                      10,657            19,555            30,212           *
  NAMED EXECUTIVE OFFICERS
  OTHER THAN DIRECTORS
     Mark P. Olesnavage (8)                     435,475           196,955           632,430           *
     Douglas R. Schrank (9)                      45,033            39,811            84,844           *
     John T. Hendrickson (10)                       744            70,000            70,744           *
  DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (11 PERSONS) (11)                8,526,713           906,215         9,432,928        13.3%

* Less than 1%.

(1)  Mr. Bell is also a named executive officer.

(2) Shares owned include 200,600 shares owned by Mr. Formanek as Trustee for the Formanek Investment Trust; and 3,397 shares of restricted stock awarded to Mr. Formanek in his capacity as a director.

(3) Shares owned include 718 shares of restricted stock awarded to each of these individuals in their capacity as a director.

(4) Mr. Gibbons is also a named executive officer. Shares owned consist of 100,000 shares purchased on the open market; 50,000 shares of contingent restricted stock awarded to Mr. Gibbons at the time of his employment; 45,715 shares of restricted stock also granted in connection with his employment;

     25,000 shares of restricted stock issued to him in August 2001 in connection with his services as Chief Executive Officer in fiscal year 2001; and 12 shares owned under our Profit Sharing Plan.

(5) Shares owned include 623,737 shares owned by Richard G. Hansen as Trustee for the Richard G. Hansen Trust; 210,000 shares owned by Sandra E. Hansen as Trustee for the Sandra E. Hansen Living Trust; and 26,306 shares owned by trusts for the benefit of Mr. Hansen's children and grandchildren, of which Mr. Hansen is trustee. Mr. Hansen disclaims any beneficial interest in the shares owned by the Trustee of the Sandra E. Hansen Living Trust and the shares owned by the trustee of the trusts for the benefit of his children and grandchildren. Also includes 2,242 shares of restricted stock awarded to Mr. Hansen in his capacity as a director.

(6) Shares owned consist of 5,954,118 shares (including 2,242 shares of restricted stock owned by Mr. Jandernoa in his capacity as a director) owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is trustee; 245,688 shares owned by the Michael J. Jandernoa Grantor Trust Two, of which Mr. Jandernoa is trustee and under which he has a reversionary interest; 245,688 shares owned by the Susan M. Jandernoa Grantor Trust Two, of which Mrs. Jandernoa is trustee and under which she has a reversionary interest; and 230,502 shares owned by the Susan M. Jandernoa Trust, of which Mrs. Jandernoa is trustee. Mr. Jandernoa's address is c/o Perrigo Company, 333 Bridge Street, NW, Suite 800, Grand Rapids, MI 49504.

(7) Shares owned include 3,000 shares owned as custodian for Mr. Morris' minor children; and 3,397 shares of restricted stock awarded to Mr. Morris in his capacity as a director.

(8) Shares owned include 56,472 shares owned by trusts for the benefit of Mr. Olesnavage's children, of which Mr. Olesnavage is trustee; and 1,433 shares owned by Mr. Olesnavage under our Profit Sharing plan.

(9) Shares owned include 12,000 shares of restricted stock issued to Mr. Schrank in August 2001 in connection with his services as Chief Financial Officer in fiscal year 2001; and 22 shares owned under our Profit Sharing Plan.

(10) Shares owned include 266 shares owned by the Mary Hendrickson Trust, of which Bank One is trustee; and 478 shares owned under our Profit Sharing Plan.

(11) See footnotes 1 through 10.

OTHER PRINCIPAL SHAREHOLDERS

     This table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5% of Perrigo common stock. The percent of class owned is based on 70,032,767 shares of Perrigo common stock outstanding as of August 31, 2002.

--------------------------------------------------------------------------------------------------
                      NAME AND ADDRESS                               AMOUNT OF           PERCENT
                    OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP     OF CLASS
--------------------------------------------------------------------------------------------------
  Wellington Management Company, LLP (1)                              9,389,260            13.4%
     75 State Street
     Boston, MA 02109
  FMR Corp. (Fidelity Investments) (2)                                5,850,760             8.4%
     82 Devonshire Street
     Boston, MA 02109
  Barclays Global Investors, LTD (3)                                  4,743,129             6.8%
     Murray House
     1 Royal Mint Court
     London, England EC3 NHH

(1) Based on information supplied by the holder as of July 18, 2002, Wellington Management Company, LLP does not have sole voting or investment power with respect to any of these shares, has shared voting power as to 3,593,630 shares and shared investment power as to all of the shares. Of the listed shares, Vanguard Health Care Fund (100 Vanguard Boulevard, Malvern, PA 19355) beneficially owns 5,322,320 shares (7.6%), as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2002, and has sole voting and shared investment power as to these shares.

(2) FMR Corp. has sole voting power with respect to 867,450 of the shares, no voting power as to the remainder of the shares and sole investment power as all of the shares. Of the listed shares, Fidelity Management & Research Company (82 Devonshire Street, Boston, MA 02109), a wholly owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, beneficially owns 4,985,760 shares (7.1%). Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002.

(3) Barclays Global Investors, LTD has sole voting power as to 4,552,379 shares, no voting power as to the remainder of the shares and sole investment power as to all of the shares. Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo's executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Perrigo common stock with the Securities and Exchange Commission. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal year 2002, except that Mr. Jandernoa inadvertently failed to report one transaction involving 1,099 shares in his Perrigo Profit Sharing Plan on a timely basis.

                             EXECUTIVE COMPENSATION

     This table summarizes the compensation of David T. Gibbons, our President and Chief Executive Officer, and the other four most highly compensated executive officers of Perrigo during fiscal year 2002. These individuals are sometimes referred to as the named executive officers.

                              SUMMARY COMPENSATION

                                                                                 LONG TERM
                                                         ANNUAL                COMPENSATION
                                                     COMPENSATION(1)              AWARDS
                                                             MANAGEMENT   RESTRICTED   SECURITIES
                 NAME AND                                    INCENTIVE      STOCK      UNDERLYING    ALL OTHER
            PRINCIPAL POSITION             YEAR    SALARY      BONUS        AWARDS      OPTIONS     COMPENSATION
  David T. Gibbons (2)                     2002   $500,000    $523,334     $439,875          --       $ 36,349
    President and Chief Executive Officer  2001   $440,000    $706,935           --     125,000       $ 97,137
    (commencing May 1, 2000)               2000   $233,333    $ 36,667     $502,504     750,000       $171,962
  Mark P. Olesnavage (3)                   2002   $320,490    $208,304           --      50,000       $ 12,977
    Executive Vice President, Sales,       2001   $312,960    $319,754           --          --       $ 13,385
    Marketing and Scientific Affairs       2000   $312,960    $ 66,339           --     120,718       $ 21,704
  Douglas R. Schrank (4)                   2002   $274,000    $185,496     $211,140      50,000       $ 13,246
    Executive Vice President and Chief     2001   $261,250    $284,741           --          --       $ 35,806
    Financial Officer                      2000   $125,000    $ 25,000           --     160,718       $ 68,547
    (commencing January 3, 2000)
  John T. Hendrickson (5)                  2002   $258,750    $208,304           --      50,000       $ 12,886
    Executive Vice President, Operations   2001   $241,875    $319,754           --          --       $ 12,224
                                           2000   $220,484    $ 49,755           --     110,718       $ 16,652
  F. Folsom Bell (6)                       2002   $237,500    $132,404           --      50,000       $ 13,994
    Executive Vice President, Business     2001   $191,666    $203,245           --      75,000       $ 43,672
    Development                            2000         --          --           --          --             --
    (commencing September 1, 2000)

(1) The following amounts were deferred from salary for fiscal year 2002: Mr. Gibbons $100,000; and Mr. Hendrickson $6,000. The following amounts were deferred from the Management Incentive Bonus for fiscal year 2002: Mr. Gibbons $50,000; Mr. Olesnavage $166,644; and Mr. Hendrickson $34,000. The following amounts were deferred from the Management Incentive Bonus for fiscal year 2001: Mr. Gibbons $100,000; Mr. Olesnavage $239,815; Mr. Schrank $75,000; and Mr. Hendrickson $40,000.

(2) At the end of fiscal year 2002, Mr. Gibbons held a total of 120,715 shares of restricted stock with an aggregate value of $1,569,295. Of these restricted shares, 25,000 were issued to Mr. Gibbons by the Board in August 2001 in consideration for his employment in fiscal year 2001 and will vest on August 14, 2003. The remainder of these restricted shares were issued to him under the terms of his employment agreement and will vest as described in this proxy statement under the heading "Employment Agreement with Chief Executive Officer." Mr. Gibbons will receive dividends on his restricted stock to the extent any are paid on Perrigo common stock. All Other Compensation in fiscal year 2002 includes a $9,450 matching contribution under our 401(k) Plan; a $7,276 contribution under our Profit Sharing Plan; $1,290 representing the taxable benefit for certain premium payments made on Mr. Gibbons' behalf by us for Group Term Life Insurance; and $18,333 reimbursed to Mr. Gibbons in fiscal year 2002 for temporary housing and relocation expenses incurred in fiscal year 2001 under the terms of Mr. Gibbons' employment agreement.

(3) All Other Compensation in fiscal year 2002 includes a $5,251 matching contribution under our 401(k) Plan; a $7,276 contribution under our Profit Sharing Plan; and $450 representing the taxable benefit for certain premium payments made on Mr. Olesnavage's behalf by us for Group Term Life Insurance.

(4) In fiscal year 2002, Mr. Schrank was granted 12,000 shares of restricted stock, which had an aggregate value of $156,000 at the end of this fiscal year. These restricted shares will vest on August 14, 2003. All of these restricted shares were granted in consideration for Mr. Schrank's employment in fiscal year 2001. Mr. Schrank will receive dividends on his restricted stock to the extent any are paid on Perrigo common stock. All Other Compensation in fiscal year 2002 includes a $5,280 matching contribution under our 401(k) Plan; a $7,276 contribution under our Profit Sharing Plan; and $690 representing the taxable benefit for certain premium payments made on Mr. Schrank's behalf by us for Group Term Life Insurance.

(5) All Other Compensation in fiscal year 2002 includes a $5,325 matching contribution under our 401(k) Plan; a $7,276 contribution under our Profit Sharing Plan; and $285 representing the taxable benefit for certain premium payments made on Mr. Hendrickson's behalf by us for Group Term Life Insurance.

(6) All Other Compensation in fiscal year 2002 includes a $5,113 matching contribution under our 401(k) Plan; a $7,246 contribution under our Profit Sharing Plan; and $1,635 representing the taxable benefit for certain premium payments made on Mr. Bell's behalf by us for Group Term Life Insurance.

                       OPTION GRANTS IN FISCAL YEAR 2002

     This table gives information relating to option grants to the named executive officers during fiscal year 2002. All of the options were granted under our Employee Stock Option Plan. The potential realizable value is calculated based on the term of the option at its time of grant, 10 years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. Stock price appreciation of 5% and 10% is assumed under the rules of the Securities and Exchange Commission. We cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed levels or any other defined level.

                                                INDIVIDUAL GRANTS
                                             PERCENT OF
                                               TOTAL                                    POTENTIAL REALIZABLE
                               NUMBER OF      OPTIONS                                 VALUE AT ASSUMED ANNUAL
                               SECURITIES    GRANTED TO                                 RATES OF STOCK PRICE
                               UNDERLYING    EMPLOYEES     EXERCISE                       APPRECIATION FOR
                                OPTIONS      IN FISCAL     PRICE PER    EXPIRATION          OPTION TERM
             NAME              GRANTED(1)       YEAR         SHARE         DATE          5%            10%
    David T. Gibbons (2)               --         --              --           --           --             --
    Mark P. Olesnavage (3)         50,000        4.1%      $  15.505    7/19/2011     $487,550     $1,235,548
    Douglas R. Schrank (3)         50,000        4.1%      $  15.505    7/19/2011     $487,505     $1,235,548
    John T. Hendrickson (3)        50,000        4.1%      $  15.505    7/19/2011     $487,505     $1,235,548
    F. Folsom Bell (3)             50,000        4.1%      $  15.505    7/19/2011     $487,505     $1,235,548

(1) These options vest in five equal annual installments, beginning on the first anniversary date of the grant, which was July 19, 2001.

(2) Under Mr. Gibbons' employment agreement, he was guaranteed 125,000 options for fiscal year 2002. These options were granted to Mr. Gibbons in August 2002, after the end of the 2002 fiscal year.

(3) These options were granted in fiscal year 2002 in consideration for services provided to us during fiscal year 2001. Options in consideration for services provided to us during fiscal year 2002 were granted to these individuals in August 2002, after the end of the 2002 fiscal year.

                    OPTION EXERCISES IN FISCAL YEAR 2002 AND
                       FISCAL YEAR-END 2002 OPTION VALUES

     This table provides information regarding the exercise of options during fiscal year 2002 and options outstanding at the end of fiscal year 2002 for the named executive officers. The "value realized" is calculated using the difference between the option exercise price and the price of Perrigo common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $13.00 (the closing price of Perrigo stock on June 28, 2002, the last trading day of fiscal year 2002) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of Perrigo common stock is greater than the option's exercise price.

                                                          NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                                       OPTIONS AT FISCAL YEAR END           AT FISCAL YEAR END
                            SHARES
                          ACQUIRED ON     VALUE
           NAME            EXERCISE      REALIZED    EXERCISABLE      UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
   David T. Gibbons              0              --     212,500           662,500      $1,464,831        $4,422,231
   Mark P. Olesnavage       72,000      $1,157,760     126,288            99,430      $  559,579        $  570,253
   Douglas R. Schrank       11,811      $  110,546      29,811           151,096      $  176,677        $  584,066
   John T. Hendrickson      30,812      $  216,748      57,344           134,428      $   21,803        $  475,266
   F. Folsom Bell                0              --      15,000           110,000      $   82,389        $  329,557

               EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

     We entered into an employment agreement with our President and Chief Executive Officer, David T. Gibbons, effective May 1, 2000. The agreement has an initial term ending June 30, 2005 and renews for consecutive one-year terms unless either party gives 90 days' notice prior to the expiration of any term. Under the agreement, Mr. Gibbons' base salary is reviewed at least annually by the Board to determine if an increase is appropriate. We paid Mr. Gibbons a base salary of $500,000 in fiscal year 2002 and, effective July 1, 2002, the Board increased his salary to $540,000.

     Mr. Gibbons is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of at least 100% of his annual salary. Mr. Gibbons was paid a bonus of $523,334 under the Plan for fiscal year 2002. Pursuant to our agreement with Mr. Gibbons, a Deferred Compensation Plan was established in June 2001 for certain key employees, and Mr. Gibbons has elected to defer $150,000 of his fiscal year 2002 compensation until his retirement. Mr. Gibbons also was granted an option to purchase 750,000 shares of Perrigo common stock under our Employee Stock Option Plan at the time of his employment. Under the terms of the employment agreement, Mr. Gibbons was guaranteed options to purchase 125,000 shares of Perrigo common stock for each of fiscal years 2001 and 2002. These options were granted to Mr. Gibbons in May 2001 and August 2002, respectively.

     Under the terms of the employment agreement, Mr. Gibbons received temporary housing and moving expenses, which amounted to $18,333 in fiscal year 2002 for expenses incurred in fiscal year 2001. In fiscal year 2000, Mr. Gibbons also received a transition bonus consisting of 45,715 shares of restricted Perrigo common stock and a cash payment of $160,000. The employment agreement also provides for a contingent restricted stock grant of 50,000 shares, which he received effective May 3, 2000. These shares were granted to Mr. Gibbons contingent upon his purchase of at least 100,000 shares of Perrigo common stock in the open market by June 30, 2001. Mr. Gibbons purchased that number of shares prior to June 30, 2001 and continued to hold them as of that date. Therefore, Mr. Gibbons now owns the 50,000 shares subject only to the restrictions that also affect the 45,715 shares referred to above. All shares of restricted stock issued to Mr. Gibbons under the terms of his employment agreement are subject to forfeiture if Mr. Gibbons' employment is terminated under certain specific circumstances prior to July 1, 2003.

     If Mr. Gibbons dies or becomes disabled during his employment, he will receive compensation and benefits earned to date, including payment for unused vacation days and a pro rata management incentive bonus for the portion of the year he was employed, and his options and restricted stock will vest in accordance with their terms. If Mr. Gibbons resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, Mr. Gibbons, in addition to receiving earned compensation and benefits and vesting of options and restricted stock, will receive a cash payment equal to 12 months' salary. If we terminate Mr. Gibbons' employment for cause, as defined in the employment agreement, he will receive compensation and benefits earned to date, but will forfeit any options and restricted stock, whether vested or unvested, as well as any unvested benefits. The employment agreement also provides for the payment of earned compensation and benefits as well as the automatic vesting of options and lapse of restrictions on restricted stock following a change in control of Perrigo.

     In connection with his employment, Mr. Gibbons entered into a noncompetition and nondisclosure agreement with Perrigo. The agreement provides that Mr. Gibbons will not compete with us during the term of his employment and, if his employment with us terminates within five years from the date of the employment agreement, he cannot compete with us in the store brand business for two years thereafter. In addition, Mr. Gibbons has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about Perrigo's common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of June 29, 2002, including the Perrigo Company Employee Stock Option Plan, the Non-Qualified Stock Option Plan for Directors, the Restricted Stock Plan for Directors, the Restricted Stock Plan for Directors II, and individual Restricted Stock Agreements with Messrs. Gibbons and Schrank. The Directors restricted stock plans and the individual restricted stock arrangements for Messrs. Gibbons and Schrank were not approved by our shareholders.

--------------------------------------------------------------------------------------------------------------
                                                                                           (C)
                                                                 (B)              NUMBER OF SECURITIES
                                       (A)                WEIGHTED-AVERAGE       REMAINING AVAILABLE FOR
                            NUMBER OF SECURITIES TO BE    EXERCISE PRICE OF       FUTURE ISSUANCE UNDER
                             ISSUED UPON EXERCISE OF         OUTSTANDING        EQUITY COMPENSATION PLANS
                               OUTSTANDING OPTIONS,       OPTIONS, WARRANTS       (EXCLUDING SECURITIES
      PLAN CATEGORY            WARRANTS AND RIGHTS           AND RIGHTS         REFLECTED IN COLUMN (A))
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS APPROVED BY
     SHAREHOLDERS                    6,528,847(1)              $10.72                    3,021,747(2)
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS NOT APPROVED BY
     SHAREHOLDERS                            0                     --                       16,598(3)
--------------------------------------------------------------------------------------------------------------
  TOTAL                              6,528,847                 $10.72                    3,038,345
--------------------------------------------------------------------------------------------------------------

(1) Options to purchase 6,350,517 shares were outstanding under the Perrigo Company Employee Stock Option Plan and options to purchase 178,330 shares were outstanding under the Nonqualified Stock Option Plan for Directors.

(2) Of this amount, 2,749,747 shares are available under the Perrigo Company Employee Stock Option Plan and 272,000 shares are available under the Nonqualified Stock Option Plan for Directors.

(3) Of this amount, 5,050 shares remain available for issuance under the November 1997 Restricted Stock Plan for Directors and 11,548 shares remain available for issuance under the August 2001 Restricted Stock Plan for Directors II. An aggregate of 2,310 shares issued under the November 1997 Plan and 13,452 shares issued under the August 2001 Plan continue to be subject to the restrictions imposed under these plans.

                      RESTRICTED STOCK PLAN FOR DIRECTORS

     The Restricted Stock Plan for Directors was established by the Board in November 1997 for the purpose of providing compensation to directors for their services in the form of restricted stock grants. On the date of each annual meeting of directors, a restricted stock grant having a value of $10,000 based upon the average of the high and low price of our stock on that date is awarded to each non-management director. The Restricted Stock Plan for Directors II was established in August 2001 for the same purpose and on the same terms. Each plan provides for the issuance of up to 25,000 shares of Perrigo common stock. These grants are intended to directly link an element of director compensation to shareholder interests and, as to each director, are subject to forfeiture if his service as a member of the Board is terminated under certain specified circumstances prior to the end of his then current three-year term as a director.

                     INDIVIDUAL RESTRICTED STOCK AGREEMENTS

     In August 2001, we granted Mr. Gibbons 25,000 shares of restricted common stock and Mr. Schrank 12,000 shares of restricted common stock, each under individual Restricted Stock Agreements. Under the terms of the Restricted Stock Agreements, the recipient will forfeit the shares issued to him if his employment with us is terminated under certain circumstances prior to August 14, 2003.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

     During fiscal year 2002, the Compensation Committee of the Board of Directors was composed of three independent non-employee directors. The Committee reviews and recommends the compensation arrangements for the Executive Officers with respect to salaries, bonuses and option grants under the Perrigo Company Employee Stock Option Plan.

     The Committee strives to:

         - motivate officers to create added value for Perrigo shareholders through compensation incentives that are tied to Perrigo's operating and stock market performance;

         - reward officers for their individual performance as well as Perrigo's performance;

         - provide compensation and benefits at levels that enable Perrigo to attract and retain high-quality executives; and

         - align the interests of officers and directors with the interests of Perrigo shareholders through stock ownership.

     Perrigo's management compensation policy is intended to provide a compensation package for Executive Officers that is generally competitive with the compensation of executive officers of comparable manufacturing companies. In establishing executive compensation, the Committee considers salary and bonus information compiled by Watson-Wyatt Data Services, a compensation consultant. The Watson-Wyatt survey includes non-durable goods manufacturing companies, some of which are reflected in the Nasdaq Pharmaceutical Index shown on the Performance Graph included in this proxy statement. The Committee's objective is that the salaries and bonuses for Perrigo's executive officers approximate the median reflected in the Watson-Wyatt survey.

EXECUTIVE OFFICER COMPENSATION

     Executive Officer compensation includes cash-based and stock-based components. Cash-based compensation consists of base salary and an annual bonus, if one is warranted under the criteria of the Management Incentive Bonus Plan. In addition, Perrigo makes annual contributions under its Profit Sharing Plan for employees with at least one year of service, including the Executive Officers. Perrigo also makes matching contributions under its 401(k) Plan to certain of its employees, including the Executive Officers. Stock-based compensation consists of option grants under the Perrigo Company Employee Stock Option Plan.

Cash-Based Compensation

     As discussed above, the Committee considers the Watson-Wyatt survey in determining Executive Officer base salary and bonus awards under the Management Incentive Bonus Plan. In addition, the Committee evaluates the following factors, which are ranked in order of importance:

         - company-wide performance measured by attainment of specific strategic objectives and quantitative measures;

         - individual performance;

         - compensation levels at comparable manufacturing companies; and

         - historical cash and equity compensation levels.

     The primary quantitative measure that the Committee considers is return on assets, although earnings per share and revenue growth are also relevant. Qualitative factors include the quality and progress of Perrigo's marketing and manufacturing operations and the success of strategic actions, such as acquisitions of lines of business or introduction of new products.

Stock-Based Compensation

     Certain designated key management employees, including the Chief Executive Officer and other executive officers, participate in the Perrigo Company Employee Stock Option Plan. The number of shares underlying option grants to these employees is based on an evaluation of the officer's performance and is subject to the approval of the Committee. Options granted under the Perrigo Company Employee Stock Option Plan must have an exercise price at least equal to the fair market value of Perrigo common stock on the grant date as determined by the Committee. The fair market value, as provided in the Plan approved by the shareholders, is the average of the high and low price of our stock on the date of the grant. The Committee views the Perrigo Company Employee Stock Option Plan as an effective incentive for executive officers to create value for shareholders since the ultimate value of a stock option is directly related to the increase in the market price of Perrigo's common stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David T. Gibbons, our Chief Executive Officer, is compensated in accordance with the terms of an Employment Agreement entered into at the time of his employment in May 2000. A more complete description of his compensation arrangement can be found in this proxy statement under the heading "Employment Agreement with Chief Executive Officer." In fiscal year 2002, Mr. Gibbons was paid a base salary of $500,000 under the terms of his Employment Agreement and a bonus of $523,334 under the terms of our Management Incentive Bonus Plan. In addition, under the terms of his Employment Agreement, Mr. Gibbons was awarded options for 125,000 shares in August 2002 in consideration for his services in fiscal year 2002. Mr. Gibbons was also awarded a restricted stock grant of 25,000 shares in August 2001, which was a discretionary award made to Mr. Gibbons by the Board of Directors for his services in fiscal year 2001.

     The Committee believes that the terms of Mr. Gibbons' employment are similar to terms granted to chief executive officers of comparable companies and are necessary to attract and retain a chief executive officer of his stature.

SUMMARY

     The Committee, the Board of Directors and senior management carefully review executive compensation. After reviewing Perrigo's compensation programs, the Committee has concluded that the amounts paid to executive officers, including stock options, in fiscal year 2002 appropriately reflect individual performance, are linked to Perrigo's financial, operational and market results, and are generally competitive with amounts paid to executive officers of comparable companies.

DEDUCTIBILITY OF COMPENSATION

     Internal Revenue Code Section 162(m) limits the deductibility by Perrigo of compensation in excess of $1,000,000 paid to each of the Chief Executive Officer and the next four most highly paid officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee's policy is to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment to authorize compensation that may not be fully deductible where merited by the need to respond to changing business conditions, or by an executive officer's individual performance.
                                          Peter R. Formanek, Chairman
                                          L. R. Jalenak, Jr.
                                          Herman Morris, Jr.

                              COMPANY PERFORMANCE

     This graph shows a five-year comparison of cumulative total return for Perrigo with the cumulative total returns for the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index from June 30, 1997 through June 29, 2002. Data points are, for Perrigo, the last day of each fiscal year and, for the indices, June 30 of each year. The last day of our fiscal year for the fiscal years 1997 through 2002 are noted in each of the columns below. The graph assumes an investment of $100 at the beginning of the period and the reinvestment of any dividends. Total returns are based on market capitalization.

                              [PERFORMANCE GRAPH]

                            CUMULATIVE TOTAL RETURN

--------------------------------------------------------------------------------------------------------
                                  6/30/1997   6/30/1998   7/03/1999   7/01/2000   6/30/2001   6/29/2002
--------------------------------------------------------------------------------------------------------
  Perrigo Company                   $100        $ 81        $ 69        $ 51        $134         $104
  Nasdaq Stock Market (U.S.)        $100        $132        $193        $280        $152         $103
  Nasdaq Pharmaceutical Index       $100        $102        $146        $329        $277         $163

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for, among other things, considering the appointment of Perrigo's independent auditors, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal and external and independent auditors. All of the members of the Audit Committee are independent, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. In April 2000, the Audit Committee approved and adopted an Audit Committee Charter, which is attached to this proxy statement as Appendix A. The Committee reviews the Charter on an annual basis.

     In connection with the June 29, 2002 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards (SAS) No. 61, as amended by SAS 90; and (3) received and discussed with the auditors the matters required by Independence Standards No. 1 and considered the compatibility of non-audit services with the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the fiscal year ended June 29, 2002.

THE AUDIT COMMITTEE
Larry D. Fredricks, Chairman
Peter R. Formanek
L. R. Jalenak, Jr.
Herman Morris, Jr.

                            INDEPENDENT ACCOUNTANTS

     BDO Seidman, LLP has been Perrigo's independent accounting firm since 1988. The Board has engaged BDO Seidman as our independent accountants for fiscal year 2003. Representatives of BDO Seidman will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

     During fiscal year 2002, we retained BDO Seidman, LLP to perform auditing and other services for us and paid them the following amounts for these services:

Audit Fees               $356,000
All Other Fees           $ 78,000

     We did not retain BDO Seidman, LLP for financial information systems, design and implementation services during fiscal year 2002. All Other Fees related primarily to benefit plan audits and miscellaneous tax services. The Audit Committee has considered whether the provision of non-audit services by BDO Seidman, LLP is compatible with maintaining auditor independence.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 29, 2002, INCLUDING SCHEDULES, WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED IN THE ANNUAL REPORT DELIVERED WITH THIS PROXY STATEMENT. IF YOU WOULD LIKE A COPY OF THE EXHIBITS TO THE FORM 10-K, PLEASE CONTACT JOHN R. NICHOLS, SECRETARY, PERRIGO COMPANY, 515 EASTERN AVENUE, ALLEGAN, MICHIGAN 49010.

                                   APPENDIX A
                                PERRIGO COMPANY
                            AUDIT COMMITTEE CHARTER

     The Board of Directors of Perrigo Company (the "Company") has established an Audit Committee (the "Committee") with general responsibilities and specific duties described as follows:

COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of at least three directors, each of whom shall be "independent," as defined by listing standards of the National Association of Securities Dealers.

COMMITTEE ROLE

     The role of the Audit Committee is to assist the Board of Directors in its:

1. oversight of the Company's

         - accounting and financial reporting principles and policies;

         - internal audit controls and procedures;

         - financial statements and independent audit thereof;

2. selecting, evaluating and replacing the independent auditors where deemed appropriate; and

3. evaluating the independence of the independent auditors.

     The role of management is:

1. the preparation, presentation and integrity of the Company's financial statements;

2. maintenance of appropriate accounting and financial reporting principles and policies; and

3. maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     The role of the independent auditors is:

1. planning and carrying out proper audits and reviews.

     Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within the Company and outside the Company that it receives information from and (ii) the accuracy of information provided to the Audit Committee by such persons or organizations (absent actual knowledge to the contrary).

MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall:

1. meet with management four times annually (more frequently if circumstances dictate) to discuss the annual audited financial statements and quarterly financial results;

2. meet separately with management, and the independent auditors to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately (at least annually);

3. be permitted to request any officer or employee of the Company, the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee; and

4. be permitted to conduct its meetings by means of a conference call or similar communications equipment in which all persons participating in the meeting can hear each other.

COMMITTEE RESPONSIBILITIES

     The Audit Committee's responsibilities are to:

1. provide advice to the Board of Directors in selecting, evaluating or replacing the independent auditors;

2. instruct the independent auditors that they are ultimately accountable to the Audit Committee and the Board of Directors;

3. require that the independent auditors annually prepare and deliver a Statement as to their independence and take appropriate action if the independence of the outside auditors is in question;

4. review the annual audited financial statements with the independent auditors and with Company management;

5. advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

6. consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditors;

7. recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K;

8. review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;

9. inquire of management and the independent auditors regarding significant risks or exposures and assess the steps management has taken to minimize such risks to the Company;

10. review significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditors or management;

11. obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

12. review with the Company's General Counsel any significant legal or regulatory matters and compliance policies that may have a material effect on the financial statements, including material notices to or inquiries received from governmental agencies;

13. prepare any report of the Audit Committee required by the Securities and Exchange Commission to be included in the Company's annual proxy statement;

14. review this Charter at least annually and recommend any changes to the full Board of Directors; and

15. report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

     This charter was effective on the 18th day of April 2000 and was most recently reviewed on the 15th day of July 2002.

/s/ LARRY D. FREDRICKS
---------------------------------------------------------
Larry D. Fredricks
Committee Chairperson

/s/ PETER R. FORMANEK
---------------------------------------------------------
Peter R. Formanek

/s/ L. R. JALENAK, JR.
---------------------------------------------------------
L. R. Jalenak, Jr.

/s/ HERMAN MORRIS, JR.
---------------------------------------------------------
Herman Morris, Jr.

                                 [PERRIGO LOGO]

                                           -------------------------------------
                                             V O T E   B Y   T E L E P H O N E
                                           -------------------------------------
PERRIGO COMPANY                            Have your proxy card available when
c/o National City Bank                     you call the TOLL-FREE NUMBER
P.O. Box 92301                             1-800-542-1160 using a Touch-Tone
Cleveland, OH  44193-0900                  phone. You will be prompted to enter
                                           your control number and then you can
                                           follow the simple prompts that will
                                           be presented to you to record your
                                           vote.

                                           -------------------------------------
                                              V O T E   B Y   I N T E R N E T
                                           -------------------------------------
                                           Have your proxy card available when
                                           you access the website
                                           http://www.votefast.com. You will be
                                           prompted to enter your control number
                                           and then you can follow the simple
                                           prompts that will be presented to you
                                           to record your vote.

                                           -------------------------------------
                                                  V O T E   B Y   M A I L
                                           -------------------------------------
                                           Please mark, sign and date your proxy
                                           card and return it in the
                                           POSTAGE-PAID ENVELOPE provided or
                                           return it to: Stock Transfer Dept.
                                           (PC), National City Bank, P.O. Box
                                           92301, Cleveland, OH 44193-0900.


----------------------       -----------------------        -------------------
   VOTE BY TELEPHONE             VOTE BY INTERNET               VOTE BY MAIL
Call TOLL-FREE using a       Access the WEBSITE and          Return your proxy
   Touch-Tone phone:             cast your vote:            in the POSTAGE-PAID
    1-800-542-1160           http://www.votefast.com         envelope provided
----------------------       -----------------------        -------------------

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
         YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M.
         EASTERN STANDARD TIME ON MONDAY OCTOBER 28, 2002 TO BE COUNTED
        IN THE FINAL TABULATION.  IF YOU VOTE BY TELEPHONE OR INTERNET,
                     PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                =================================================

                  YOUR CONTROL NUMBER IS:

                =================================================

                      PROXY MUST BE SIGNED AND DATED BELOW.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
--------------------------------------------------------------------------------
PERRIGO COMPANY                                                            PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 29, 2002.

The undersigned hereby appoints Douglas R. Schrank and John R. Nichols, or either of them with full power of substitution as attorneys and proxies to vote as designated below, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 3, 2002, at the Annual Meeting of Shareholders to be held on October 29, 2002 or any adjournment thereof.

This proxy also provides voting instructions to the trustees under the Perrigo Company Employee Stock Purchase Plan and the Perrigo Company Profit Sharing Plan and directs the respective trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.



                                        ----------------------------------------
                                        Signature



                                        ----------------------------------------
                                        Signature


                                        Date: ____________________________, 2002
                                        Please sign exactly as name appears
                                        hereon. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For your comments:   ___________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                 Y O U R   V O T E   I S   I M P O R T A N T !

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.





              PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
--------------------------------------------------------------------------------
PERRIGO COMPANY                                                            PROXY
--------------------------------------------------------------------------------
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND AS OTHERWISE DETERMINED BY THE PROXYHOLDERS IN THEIR DISCRETION.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1.    Election of Directors whose three-year term of office will expire in 2005

      Nominees:      (01)  Peter R. Formanek         (02)  Herman Morris, Jr.

      [ ] FOR all nominees listed above              [ ]   WITHHOLD AUTHORITY
          (except as listed to the contrary                to vote for all
          below)                                           nominees listed above

To withhold authority to vote for any individual nominee, write that nominee's name or number below:

--------------------------------------------------------------------------------
2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.